UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015 (November 2, 2015)

Starwood Waypoint Residential Trust

(Exact name of registrant as specified in its charter)

Maryland	001-36163	80-6260391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Harrison Street Oakland, CA		94612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 250-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed September 21, 2015 (the “Previous 8-K”), Starwood Waypoint Residential Trust (the “Company” or, upon completion of the Merger (as defined below), the “Combined Company”) has entered into a Contribution Agreement (the “Contribution Agreement”) that will result in the internalization of the Company’s management (the “Internalization”) and an Agreement and Plan of Merger (the “Merger Agreement”) that will result in the merger of the Company and Colony American Homes, Inc. (“CAH”) (the “Merger” and, together with the Internalization, the “Transactions”). In connection with the Merger, the Company expects to undergo certain management changes.

Departure of Chief Executive Officer and Trustee

On November 2, 2015, Douglas R. Brien announced his intention to resign upon the completion of the Merger in order to pursue other opportunities. There were no disagreements between Mr. Brien and the Company on any matter relating to the Company’s operations, policies or practices which resulted in his resignation. On November 2, 2015, Mr. Brien also announced his intention to resign effective upon the completion of the Merger as a trustee of the Company. Upon completion of the Merger, Fred Tuomi will be appointed as the Chief Executive Officer (“CEO”) of the Combined Company and will assume Mr. Brien’s responsibilities as the CEO of the Combined Company, and Charles D. Young will assume the role of the Chief Operating Officer of the Combined Company.

In connection with his resignation and subject to the completion of the Merger and the satisfaction of certain other conditions, Mr. Brien will, among other things, receive $1.5 million.

Departure of Certain Other Executive Officers

On November 2, 2015, Nina A. Tran, Tamra D. Browne and S. Ali Nazar announced their intentions to resign upon the completion of the Merger as the Chief Financial Officer (“CFO”), Chief Legal Officer and Chief Experience Officer, respectively, of the Company, in order to pursue other opportunities. Ms. Tran, Ms. Browne and Mr. Nazar expect to remain with the Combined Company in advisory roles through a post-Merger transition period, and there were no disagreements between any of Ms. Tran, Ms. Browne and Mr. Nazar and the Company on any matter relating to the Company’s operations, policies or practices which resulted in his resignation. Upon completion of the Transactions, Arik Prawer will be appointed as the CFO of the Combined Company and will assume Ms. Tran’s responsibilities, Lucas Haldeman will be appointed as the Chief Technology and Marketing Officer of the Combined Company and will assume Mr. Nazar’s responsibilities, and Ms. Browne’s responsibilities will be assumed by an individual or individuals to be identified.

In connection with their resignations and subject to the completion of the Merger and the satisfaction of certain other conditions, Ms. Tran will receive approximately $688,000, Ms. Browne will receive approximately $359,000 and Mr. Nazar will receive approximately $462,000.

Item 8.01	Other Events

The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Important Additional Information

IN CONNECTION WITH THE TRANSACTIONS, THE COMPANY EXPECTS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) A DEFINITIVE PROXY STATEMENT. THE COMPANY ALSO PLANS TO FILE OTHER RELEVANT DOCUMENTS WITH THE SEC REGARDING THE PROPOSED TRANSACTIONS. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.starwoodwaypoint.com or by contacting the Company’s Investor Relations at 510-987-8308.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and CAH and their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about the Company’s executive officers and trustees in the Company’s definitive annual proxy statement filed with the SEC on April 3, 2015. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement regarding the proposed transactions and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward-Looking Statements

This report contains, in addition to historical information, certain forward-looking statements that involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance. Such statements can generally be identified by words such as “anticipates,” “expects,” “intends,” “may,” “will,” “should,” “could,” “plans,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements may include statements about the expected closing of the Internalization and the Merger, the integration of the systems and personnel of SWAY Management LLC and CAH into the Company, and the expected benefits of the Internalization and the Merger.

The forward-looking statements contained in this report reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed or implied in any forward-looking statement. The Company is not able to predict all of the factors that may affect future results. For a discussion of these and other factors that could cause the Company’s actual results to differ materially from any forward-looking statements, see the risk factors discussed in Item 1A, “Risk Factors,” and in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other risks and uncertainties detailed in such annual report and the Company’s other reports and filings with the SEC. These risks, contingencies and uncertainties include: the possibility that the proposed transactions will not close, including by the failure to obtain shareholder approvals or the failure to satisfy other closing conditions under the Contribution Agreement or Merger Agreement or by the termination of the Contribution Agreement or Merger Agreement; failure to plan and manage the proposed Internalization or Merger effectively and efficiently; the possibility that the anticipated benefits from the Internalization or Merger may not be realized or may take longer to realize than expected; unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the Contribution Agreement or Merger Agreement, whether or not completed; the outcome of any legal proceedings that may be instituted against the Company, CAH or others following announcement of the Internalization or the Merger; expectations regarding the timing of generating additional revenues; changes in the Company’s business and growth strategies; volatility in the real estate industry, interest rates and spreads, the debt or equity markets, the economy generally or the rental home market specifically, whether the result of market events or otherwise; events or circumstances that undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large financial institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; declines in the value of homes, and macroeconomic shifts in demand for, and competition in the supply of, rental homes; the availability of attractive investment opportunities in homes that satisfy the Company’s investment objective and business and growth strategies; the impact of changes to the supply of, value of and the returns on non-performing loans (“NPLs”); the Company’s ability to convert the homes and NPLs the Company acquires into rental homes generating attractive returns; the Company’s ability to successfully modify or otherwise resolve NPLs; the Company’s ability to lease or re-lease its rental homes to qualified residents on attractive terms or at all; the failure of residents to pay rent when due or otherwise perform their lease obligations; the Company’s ability to effectively manage its portfolio of rental homes; the concentration of credit risks to which the Company is exposed; the rates of default or decreased recovery rates on the Company’s target assets; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; potential conflicts of interest with Starwood Capital Group, CAH and their affiliates; the timing of cash flows, if any, from the Company’s investments; unanticipated increases in financing and other costs, including a rise in interest rates; the Company’s expected leverage; effects of derivative and hedging transactions; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended; actions and initiatives of the U.S. government and changes to U.S. government policies that impact the economy generally and, more specifically, the housing and rental markets; changes in governmental regulations, tax laws (including changes to laws governing the taxation of real estate investment trusts (“REITs”)) and rates, and similar matters; limitations imposed on the Company’s business and its ability to satisfy complex rules in order for the Company and, if applicable, certain of the Company’s subsidiaries to qualify as a REIT for U.S. federal income tax purposes and the ability of certain of the Company’s subsidiaries to qualify as taxable REIT subsidiaries for U.S. federal income tax purposes, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; and estimates relating to the Company’s ability to make distributions to its shareholders in the future.

The foregoing list of factors is not exhaustive. Additional information concerning these and other risk factors is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings, as such filings may be amended from time to time. All subsequent written and oral forward-looking statements concerning the Company and the transactions contemplated by the Contribution Agreement and the Merger Agreement or other matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

All forward-looking statements, expressed or implied, included in this report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

The forward-looking statements in this report represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD WAYPOINT RESIDENTIAL TRUST

Dated: November 5, 2015	By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	Chief Legal Officer and Secretary

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